UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Exhibit 99.1 is a copy of a slide presentation used by Daniel Coleman, Chief Executive Officer of KCG Holdings, Inc. (the “Company”), at the KBW Securities Brokerage & Market Structure Conference held on November 19, 2013. The presentation was webcast live on KCG’s website (as announced by a press release dated November 18, 2013). A replay of Mr. Coleman’s presentation is archived at http://investors.kcg.com. Exhibit 99.1 is incorporated by reference under this Item 7.01. In accordance with general instruction B.2. of Form 8-K, the slides are being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit 99.1 – Slide Presentation for KBW Securities Brokerage & Market Structure Conference held on November 19, 2013.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about the Company’s industry, management beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic combination of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company, LLC (“GETCO”), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions; (ii) the August 1, 2012 technology issue at Knight that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight’s capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with Knight’s sale of its institutional fixed income sales and trading business, the Company’s pending sale of its reverse mortgage origination and securitization business and the departures of the managers of KCG’s listed derivatives group; (iv) the ability of the Company’s broker-dealer subsidiary to recover all or a portion of the damages that are attributable to the manner in which NASDAQ OMX handled the Facebook IPO; (v) changes in market structure, legislative, regulatory or financial reporting rules, including the continuing legislative and regulatory scrutiny of high-frequency trading; (v) past or future changes to organizational structure and management; (vi) the Company’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by the Company’s customers and potential customers; (vii) the Company’s ability to keep up with technological changes; (viii) the Company’s ability to effectively identify and manage market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and the Company’s ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in the Company’s and Knight’s reports with the SEC, including, without limitation, those detailed under “Certain Factors Affecting Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, under “Risk Factors” in Knight’s Annual Report on Form 10-K for the year-ended December 31, 2012 the Current Report on Form 8-K filed by the Company on August 9, 2013 and November 12, 2013, respectively, and in other reports or documents the Company files with, or furnishes to, the SEC from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: November 19, 2013

KCG HOLDINGS, INC.

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for KBW Securities Brokerage & Market Structure Conference held on November 19, 2013.